Exhibit 99.3

                              CONSULTING AGREEMENT

                  This Consulting Agreement ("Agreement") is made and entered into as of August 19, 2004 by and between RCN Corporation, a Delaware corporation, having its principal offices located at 105 Carnegie Center, Princeton, New Jersey 08540 (hereinafter referred to as "RCN" or the "Company") and the PDA Group, LLC ("PDA" or "Consultant"), having a principal office located at 11630 Cedar Chase Road, Herndon, VA 20170 for consulting and business advisory services. RCN's performance of its obligations hereunder shall be subject to the approval of the United States Bankruptcy Court, Southern District of New York (the "Court Approval") (the "Bankruptcy Court") in conjunction with the chapter 11 bankruptcy cases captioned In re RCN Corporation, et. al., Case No. 04-13638 (RDD) (Jointly Administered) (the "Bankruptcy Cases").

                  In consideration of the mutual promises and agreements herein contained, other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Duties of Consultant

                  Consultant will provide, for the benefit of RCN and RCN's affiliated entities (together with RCN, the "Companies"), consulting services for the Company's market operations, and the execution of sales and marketing strategies (hereinafter referred to as "Services").

                  2. Duties of Consultant Personnel.

                  Unless otherwise approved by the Company, Peter D. Aquino, ("Aquino"), shall be the only person who shall perform the Services and report directly to the RCN Chairman of the Board or his successor.

                  3. Other Agreements

                  It is understood that (a) during the term of this agreement Aquino shall devote such time, attention and energies as required to perform the Services for RCN and may not enter into any other consulting engagements with competitors or otherwise relating to the Companies or the Bankruptcy Case,
(b) irrespective of whether or not there occurs a Court Approval, PDA shall and shall cause its subsidiaries, affiliates, managers, officers or employees (collectively, "PDA Entities") to, immediately terminate any engagements (other than as contemplated by this Agreement) in connection with, arising from or otherwise related to the Companies and the Bankruptcy Cases, including, without limitation any engagement by Capital & Technology Advisors LLC ("CTA") or its affiliates, (c) Aquino is free to accept and comply with the terms of this Agreement, and the performances of Services will not constitute a breach by Aquino or PDA Entities of any other contractual obligation to any other party. However, nothing herein shall restrict PDA from making investments in or serving as a director of any business entity that does not compete with the Company and will not interfere with PDA's ability to provide the Services contemplated herein; (d) if Court Approval is not obtained, the Company shall not oppose any motion filed by PDA for a claim for substantial contribution under Section 503 (b) Bankruptcy Code on account of Services up to $90,000, and neither PDA Entities nor Aquino shall engage in any assignment in connection with, arising from, or otherwise related to the Companies or the Bankruptcy Cases until the earlier of (i) 6 months following the termination of this Agreement or (ii) 30 days following the effective date of RCN's plan of reorganization and, (e) if Court Approval is obtained, and Aquino is subsequently terminated without cause, Aquino agrees not to engage in any assignment in connection with, arising from, or otherwise related to the Companies or the Bankruptcy Cases until the earlier of (i) 6 months following the termination of this Agreement or (ii) 30 days following the effective date of RCN's plan of reorganization.

                  4. Consulting Fees

                  In consideration of the Services, the Company shall pay PDA a monthly fee of forty-five thousand dollars ($45,000) beginning on the Commencement Date, as defined below, for the Term of the engagement. All payments contemplated hereunder shall be made on or before the first of each month (1st) of the month to which such payment relates. A payment amount of ninety thousand dollars ($90,000) for the months of August and September 2004 shall become payable upon Court Approval, partial months worked thereafter shall be pro-rated accordingly. Additional service performed beyond the Company's standard workweek and on Company established holidays shall be billed at $650.00 per hour. All payments due hereunder shall be made by wire transfer to the account listed below:

                  PDA Group, LLC
                  Bank:  Wachovia
                  Account:  205 0000 472 521
                  Routing Number:  051 400 549
                  Attn:  Peter Aquino
                  (703) 919-0237

                  5. Expenses

                  In addition to the monthly fees contemplated above, the Company shall reimburse PDA for reasonable legal fees associated with the drafting and defense of this Agreement up to $20,000 and all reasonable-out-of-pocket travel and business expenses, including voice and data usage, incurred by Aquino in connection with PDA's obligations under this Agreement upon presentation to the Company of appropriate supporting documentation relating to such expenses. From the effective date of this Agreement through September 30, 2004, the Company shall cover all airfare, car rental and lodging directly through the Company's Business Travel Account whereby the Company shall directly pay all such expenses. All expense reimbursement hereunder shall be paid to PDA within fifteen (15) calendar days of the presentation of such documentation to the Company consistent with RCN's established policies.

                  6. Invoicing

                  In the event RCN, in good faith, disputes any charges on an invoice or similar documentation, RCN shall notify PDA of all disputes, and shall pay all undisputed amounts within thirty (30) calendar days of receipt of PDA's invoice. RCN and PDA shall make all reasonable efforts to resolve any invoicing disputes within thirty (30) days of the due date of the invoice. If RCN defaults in payment of any undisputed charges, then PDA may, in addition to any other rights or remedies at law, petition the Bankruptcy Court for approval of the payments due PDA and withhold further Services under this Agreement until such time as the outstanding amounts due are paid.

                  7. Term

                  The initial term of this Agreement shall commence on the date hereof (the "Commencement Date") and shall be in effect for a period of six (6) months ("Term") from the Commencement Date and shall thereafter continue in effect on a month-to-month basis provided that both parties approve such extension in writing or electronic transmission within 7 days prior to the expiration of the term (the "Renewal").

                  8. Termination

                  Either party may terminate this Agreement, without cause, upon fifteen (15) days prior written notice to the other party, subject to the provisions herein. In the event that RCN terminates Aquino's engagement for any reason (other than for Cause (as defined below) or non-Renewal), RCN agrees to give written notice to PDA of the Company's intention to terminate this Agreement accompanied by payment of all billed and unpaid amounts due hereunder from the Company to PDA for Services rendered through the date of termination, plus all reimbursable amounts for which PDA has delivered to the Company an invoice on or before the termination date (all unbilled amounts shall be billed promptly, but shall not have bearing on the termination. Not later than ten
(10) days following the termination date, PDA shall provide the Company with an itemized invoice for all reimbursable expenses incurred but not billed by PDA prior to the termination date. In the event such termination occurs, and provided that PDA and Aquino have executed a release of all claims against RCN and the Companies in a form substantially similar to the form used by the Company with respect to other executives, and provided further that PDA and Aquino have not revoked such release within the time permitted therein for such revocation, the Company shall pay a termination fee equal to ninety-hundred thousand dollars ($90,000) within 15 days of the termination of this Agreement.

                  RCN may additionally terminate this Agreement at anytime upon the occurrence of any of the following, each of which shall be "Cause", provided a period of not less than ten (10) days in which to cure such deficiencies has elapsed (other than with respect to clause (v); (i) Aquino's repeated refusal or failure to perform the Services in a workman-like manner;
(ii) Aquino's recklessly negligent, willful or intentional misconduct in the performance of the Services; (iii) Aquino's continued or repeated absence from the Company, unless due to performance of Services offsite, serious illness or disability; (iv) Aquino's use of illegal drugs or impairment due to other substances; (v) Aquino's conviction of a felony; (vi) Aquino's commission of an act of gross misconduct, fraud, embezzlement or theft against the Companies;
(vii) Aquino's violation of a material Company policy known or provided to Aquino; or (viii) PDA's or Aquino's material breach of this Agreement. Cause for termination of this Agreement shall include RCN's termination in accordance with Section 13 hereof.

                  Upon termination of this Agreement, all documents, working papers and other pertinent information relating to the Services being performed hereunder in Aquino's or PDA's possession, custody or control, at the direction of RCN, shall be forwarded to RCN, and RCN shall make payment, in accordance with paragraph three (3) and six (6) hereof, if applicable, in compliance with provisions contained herein.

                  9. Independent Contractor

                  Parties agree and acknowledge that Aquino shall (a) provide Services hereunder on a professional basis as an independent contractor and during the performance of Services under this Agreement, Aquino shall not be considered an employee of RCN within the meaning or the application of any Federal, State or local laws or regulations including, but not limited to, laws or regulations covering Unemployment Insurance, Old Age Benefits, Workmen's Compensation, Industrial Accident, Labor or Taxes, (b) not be considered an RCN employee within the meaning or application of RCN's employees fringe benefit programs for the purpose of vacations, holidays, pension, group life insurance, accidental death, medical, hospitalization, and surgical benefits and (c) not be eligible to participate in the Key Employee Retention Plan or any similar plans, agreements or arrangements.

                  RCN shall not be responsible for any acts, omissions or negligence of Aquino, nor shall RCN have any responsibility for wages, benefits, insurance, taxes or other liabilities of any nature whatsoever to Aquino. PDA agrees and acknowledges that in all matters relating to this Agreement, Aquino shall be acting as an independent contractor.

                  10. Proprietary Information

                  PDA and Aquino shall promptly disclose to RCN, in writing, any and all improvements, techniques, processes, concepts and ideas, conceived by Aquino during the scope of this Agreement, whether alone or with others and whether during regular working hours and through the use of facilities and property of the Companies or otherwise, which in any way relate to the business and procedures of the Companies. All such improvements, techniques, processes, concepts and ideas shall be the sole and exclusive property of RCN, and, upon its request at any time or from time to time during the term or after the termination of this Agreement, PDA and Aquino shall (a) deliver to RCN all records relating to such improvements techniques, processes, concepts and ideas that may be in his possession or otherwise available to him, and (b) execute and deliver to RCN such applications and other documents as it may reasonably require in order to vest in itself full title thereto.

                  11. Non-Disclosure of Information

                  Both during the term of this Agreement and thereafter, PDA and Aquino shall not, without the prior written consent of RCN, divulge to any third party, or use for their own benefit or for any purpose other than the exclusive benefit of the Companies, any confidential information concerning the business and affairs of the Companies obtained by Aquino during the term of this Agreement, including but not limited to information relating to restructuring strategy, inventions, improvements, processes, techniques and other trade secrets and to relationships with actual or potential customers and the needs and requirements of any such actual or potential customers; it being the agreed and acknowledged that that Aquino or PDA's employees, agents or subcontractors shall not so divulge or use any such information which is unpublished or not readily available to the general public (other than as contemplated by this Agreement); provided, that upon prior approval of RCN, the Aquino may make such disclosures during the course of his service as may be necessary or appropriate to the effective and efficient discharge of his duties hereunder. Such approval is hereby given to PDA to make such disclosures during the course of his service as may be necessary or appropriate to the Company management team, Board of Directors, advisors, accountant, attorneys and other professionals engaged by the Company; provided however that none of the foregoing shall be construed to authorize such disclosure to any advisors, financials advisors, accountants, attorneys or other professionals retained by, or on behalf of any of the Companies creditors or creditors committees. PDA and Aquino agree to execute a Non-Disclosure Agreement in the form attached as Exhibit A.

                  12. Conflicts of Interest

                  In performing the required Services under this Agreement, PDA shall, and shall cause the Aquino, to avoid: (a) any actual or apparent conflict between Aquino's duties or obligations to other parties and such duties and obligations assumed under this Agreement and (b) disclosure of information which would, or would appear to, violate such duties and obligations to third parties. However, nothing herein shall restrict PDA from making such disclosures during the term of this agreement as may be necessary or appropriate to provide the Services contemplated herein including consulting to the Company management team, Board of Directors, advisors, accountant, attorneys and other professionals engaged by the Company; provided however that none of the foregoing shall be construed to authorize such disclosure to any advisors, financials advisors, accountants, attorneys or other professionals retained by, or on behalf of any of the Companies creditors or Creditors committees.

                  It is agreed that, if subsequent to the execution of this Agreement, PDA or Aquino discover that a conflict develops because of a relationship created or intended to be created between Aquino and any third party, PDA and Aquino shall immediately notify RCN of such relationship and upon such occurrence RCN shall have the right, at its sole discretion, to terminate this Agreement for Cause. Upon exercise of such right of termination, RCN's only obligation to PDA shall be to reimburse PDA in accordance with this Agreement.

                  13. Representations and Warranties

                  PDA represents and warrants that: (i) all Services to be performed under the terms of this Agreement shall be performed in a thorough and professional manner in conformance with industry standards; (ii) Aquino is experienced in the type of Services which Aquino is being engaged to provide hereunder; (iii) all work performed hereunder shall be and remain the property of RCN and that Aquino will not use or disclose the same to others (except as provided herein); and (iv) Aquino is under no obligation or restriction nor shall assume any such obligation or restriction, which would in any way interfere or be inconsistent with the Services to be furnished by Aquino under this Agreement.

                  14. Indemnification

                  RCN agrees that if PDA or Aquino is made a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a consultant to the Company, or is or was serving at the request of the Company, pursuant to this Agreement, the Company shall indemnify and hold harmless the Aquino to the fullest extent authorized by applicable law from and against any and all losses, claims, damages or liabilities or actions related to or arising out of this engagement or the role the Aquino incurs or suffers in connection therewith, and will pay (or, if paid by PDA, reimburse
PDA) for all fees and expenses (including, without limitation, reasonable attorney's fees) incurred by PDA in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which PDA is a party, and such indemnification shall continue as to Aquino even if Aquino has ceased to be a consultant. The Company shall not indemnify Aquino (a) if his conduct or actions relating to or resulting in a Proceeding were not authorized by RCN or were otherwise outside of the scope of his duties or resulted from the gross negligence or willful misconduct of Aquino or (b) in connection with any Proceeding arising from or relating to the acts, omissions or events occurring prior to the date hereof.

                  15. Mark and Trade Name

                  Notwithstanding any other provision of this Agreement, PDA and Aquino shall have no right to use the mark or trade name of RCN, or refer to RCN directly or indirectly, in connection with any product, promotion or publication without the prior written approval of RCN, unless use by PDA is restricted to soley list only the Company Trade Name as a PDA customer in connection with marketing PDA's services.

                  16. Notices

                  All notices relating to this Agreement shall be in writing and shall be deemed to have been given at the time when mailed, certified or registered postpaid, addressed to the address of the other party stated above or to such change address as the other party may have fixed by notice, provided that any notice of change in address shall be effective only on receipt.

                  17. Binding Effect; Assignment

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and the rights and obligations hereunder shall not be assignable or delegable by PDA or Aquino and any attempted assignment or delegation thereof shall be void.

                  18. Waiver

                  Failure on the part of either party to insist upon strict compliance by the other with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition nor shall such be construed as a waiver of any subsequent breach.

                  19. Severability

                  The invalidity or unenforceability of any provision hereof, or the application of any provision hereof to any circumstances, shall in no way affect the validity or enforceability of any other provision or the application of such provision to any other circumstances.

                  20. Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  21. Survival

                  The representations, rights and obligations hereof shall survive and continue after any expiration or termination of this Agreement and shall bind RCN and Aquino and their legal representatives, successors, heirs and assigns. PDA and Aquino agree to comply, and do all things necessary for RCN to comply, with all applicable Federal, State and Local laws, regulations and ordinances.

                  22. Bankruptcy Court Approval

                  RCN shall promptly file and take commercially reasonable steps to prosecute a motion in the Bankruptcy Cases seeking approval to enter into this Agreement. The parties acknowledge that RCN's obligations under this Agreement are subject to the approval of the Bankruptcy Court. The parties further acknowledge that the obligations of PDA and Aquino set forth in articles 3 and 13 of this Agreement are immediately binding upon PDA and Aquino and shall remain binding on PDA and Aquino and enforceable by RCN without regard to whether or not the Agreement obtains Court Approval in the Bankruptcy Cases so long as RCN has substantially complied with the first sentences of this Article.

                  Entire Agreement

                  This Agreement constitutes the entire understanding of the parties relating to the subject matter herein, and cannot be changed or modified unless such change or modification is made in writing and signed by a duly authorized representative of each party. This Agreement supersedes all previous oral, written or other communication between them concerning the subject matter.


                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have hereunto set their hand and seal, all as of the day and year first above written.


                                                 RCN CORPORATION

                                                 By: /s/ Ellyn Ito
                                                    -----------------------
                                                 Name:  Ellyn Ito

                                                 Title: Senior Vice President
                                                          Employee Services

                                                 Date:  8/9/04
                                                      ---------------------

                                                 PDA Group, LLC

                                                 By: /s/ Peter Aquino
                                                    -----------------------
                                                 Name: Peter Aquino
                                                      ---------------------

                                                 Title: President
                                                       --------------------

                                                 Date:  8/9/04
                                                      ---------------------

                                   EXHIBIT A

                            NON-DISCLOSURE AGREEMENT

                  RCN Corporation, a Delaware Company, having its principal offices at 105 Carnegie Center, Princeton, New Jersey 08540 (hereinafter "RCN" which term shall include its parent and all subsidiaries and affiliates thereof) and PDA Group, LLC, having its principal offices at ___________________________________________________ (hereinafter "SIGNEE" which term shall include PDA Entities), do hereby agree as follows:

                  1. To assist the parties hereto in their future discussions and business dealings with each other, it may be necessary and desirable that RCN, it affiliated entities and successors and assigns (collectively, "RCN") disclose to SIGNEE certain confidential and proprietary information, including, but not limited to, restructuring strategy, technical information, corporate and operational information, customer information, business records, financial records and statements, or any other similar or related information of RCN or any of its subsidiaries or affiliates that are of a non-public nature (hereinafter "Proprietary Information").

                  2. SIGNEE acknowledges that the Proprietary Information of RCN constitutes trade secrets of RCN and agrees to keep such Proprietary Information in confidence and prevent its disclosure to any third parties. It is also understood that the contents of any conversation or discussion concerning this Proprietary Information will likewise be treated as confidential and proprietary, as if it had been formally transmitted. SIGNEE agrees to hold the Proprietary Information in confidence by using the same effort and degree of care it would take to maintain in confidence its own confidential and proprietary information of a similar nature.

                  3. SIGNEE agrees not to use the Proprietary Information of RCN except to the extent necessary for:

                           a. negotiations, discussions and consultations with personnel or authorized representatives of RCN;

                           b. preparing proposals, bids or estimates for submission to RCN; or

                           c. any other purpose that RCN may hereafter authorize in writing; or such disclosures during the course of his service as may be necessary or appropriate to the Company management team, Board of Directors, advisors, accountant, attorneys and other professionals engaged by the Company; provided however that none of the foregoing shall be construed to authorize such disclosure to any advisors, financials advisors, accountants, attorneys or other professionals retained by, or on behalf of any of the Companies creditors or Creditors committees.

                  4. The obligations of Paragraphs 2 and 3 hereof shall terminate with respect to any particular portion of the Proprietary Information upon the following: (i) it was in the public domain at the time of RCN's communication thereof to SIGNEE; (ii) it enters into the public domain through no fault of SIGNEE subsequent to the time of RCN's communication thereof to SIGNEE; (iii) it was in SIGNEE's possession free of any obligation of confidence at the time of communication thereof; (iv) it is being developed by employees or agents of SIGNEE independently of and without reference to any Proprietary Information that RCN has disclosed in confidence to any third party; or when it is rightfully obtained by SIGNEE from third parties not in violation of a confidentiality agreement with RCN.

                  5. Notwithstanding the above, all materials including, without limitation, documents, writings, designs, drawings, and specifications furnished to SIGNEE and which are Proprietary Information of RCN hereunder shall remain the sole property of RCN and shall be returned promptly at its request with all copies made thereof. The obligations of Paragraphs 2 and 3 shall survive the return of Proprietary Information pursuant to this Paragraph.

                  6. Nothing in this Agreement shall be deemed to constitute, create, give effect to, or otherwise recognize any agency relationship, joint venture, partnership, formal business entity, or obligation of any kind between the parties, except that specifically described herein.

                  7. Both parties hereto further agree that they shall not make any news release, public announcements, or denial or confirmation of same concerning all or any part of their discussions or negotiations with the other, or in any manner advertise or publish the fact that they have entered discussions or negotiations with each other or disclose any details connected with such discussions or negotiations to any third party without the prior approval of the other party.

                  8. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

                  9. The effective date of this Agreement is August 9, 2004.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first below written.

RCN Corporation                                PDA Group, LLC, SIGNEE

/s/ Ellyn Ito                                  /s/ Peter Aquino
-----------------------------                  -----------------------------
By:     Ellyn Ito                              By:    Peter Aquino
Title:  Senior Vice President                  Title: President
          Employee Services
Date:   8/9/04                                 Date:  8/9/04